UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

RMA 901
KunTai International Mansion
No. 12 Chaowai Street
Beijing, 100020, People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

(86)10-59251090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 4, 2011, the Board of Directors of China Marketing Media Holdings, Inc. (the “Company”) approved and determined to dismiss the Company’s current auditors, Child, Van Wagoner & Bradshaw, PLLC (“CVB”). Having assessed the Company’s current accounting needs, the Board concluded that dismissal of CVB and retention of another firm would better serve the Company’s current accounting needs.

The CVB reports on the Company’s financial statements for the past two fiscal years and subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods, the Company had no disagreements with CVB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the matter in its report.

In addition, during CVB’s engagement with the Company and in the subsequent interim periods through its dismissal, CVB did not advise the Company: (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made CVB unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of its audit; or (d) that information had come to its attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) might cause CVB to be unwilling to rely on management's representations or to be associated with the Company's financial statements, or that for any reason, the issue has not been resolved to CVB’s satisfaction prior to its dismissal.

The Company has provided CVB with a copy of the foregoing disclosures and requested that CVB furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of completing its engagement of new independent auditing firm. The Company will provide details of such engagement upon completion of the engagement process.

Section 9 – Exhibits

Item 9.01	Exhibits
16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC dated April 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

	By:	/s/ Zhen Zhen Peri
Zhen Zhen Peri
Chief Financial Officer
Date: April 5, 2011